Investor Presentation February 24, 2017 Exhibit 99.1

Forward Looking Statements and Non-GAAP Disclaimer This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, the impact of changes in oil prices and customer spending, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, the company’s expectations regarding the pay down of its debt, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at www.mrcglobal.com. Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law. Statement Regarding Use of Non-GAAP Measures: The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit. They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP. Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results. They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the Company.

Projects 28% U.S. 75% Largest pipe, valves and fittings (PVF) distributor with sales of $3.0B in 2016 Key Role in Global Supply Chains of Energy Companies Create value for both customers and suppliers Closely integrated into customer supply chains Volume purchasing savings and capital efficiencies for customer Differentiated Global Capabilities Footprint with ~300 locations in 22 countries World-class supplier evaluation program, material sourcing and customer service Serve broad PVF needs making it convenient and efficient for customers Diversified Business Mix Strategic focus on maintenance, repair and operations (MRO) contracts Balanced portfolio across upstream, midstream and downstream sectors Growing international footprint, integrated supply & project business Product mix focused on higher margin offerings Global Leader in PVF Distribution Downstream 33% Midstream 38% Upstream 29% Note: Based on the twelve months ended December 31, 2016.

Revenue by Product Line Note: Percentage of sales are for the twelve months ended December 31, 2016. Pre-disposition OCTG revenue of $18 million is included within line pipe. The OCTG business was sold February 2016. 1. Other industrial includes: metals & mining, fabrication, pulp & paper, power generation and general industrial. Revenue by Geography Revenue by Industry Sector United States 76% Diversified by Region, Industry Sector and Product Line - Well Positioned Through Cycle Chemical 9% Transmission 17% Refining 9% Other / Industrial 9% Downstream 33% Upstream 29% Midstream 38% Valves, automation, measurement & instrumentation38%

MRC Global is a Critical Link Between Its Customers & Suppliers CUSTOMERS SUPPLIERS Energy Carbon Steel Tubulars Valves Fittings, Flanges and Other IOCs Downstream Midstream Upstream Supplier Value Proposition Manufacturing and scale efficiencies Leverage MRC Global’s footprint Access to 17,000+ customers Lead suppliers through the quality process Customer Value Proposition Outsource non-core supply chain and logistics functions Reduce supply chain complexity Savings from volume purchasing and global sourcing, 40+ countries Product availability - access to MRC Global’s broad inventory with over 12,000 manufacturers Approve new suppliers through rigorous quality program

6 Investor Presentation

MRC Global

Global Footprint – Strategically Located in Key Geographies to Deliver Solutions to Customers

North America


Nisku, AB
Cheyenne, WY
Odessa, TX
Bakersfield, CA
San Antonio, TX
Munster, IN
Pittsburgh, PA
Nitro, WV
Tulsa, OK
Houston, TX

International


Stavanger, NO
NORDIC
Bradford, UK
EUROPE
Rotterdam, NL
Dubai, UAE
Singapore
ME / Caspian
Asia Pacific
Perth, WA

North America	As of 12/31/2016
Branches	134
RDCs	10
VACs	15
Employees	~2,500

- ★ Branch Locations
- Corporate Headquarters
- Regional Distribution Centers
- Valve Automation Centers

International	As of 12/31/2016
Branches	56
RDCs	6
VACs	12
Countries	20
Employees	~1,000

MRC Global’s Differentiated Value Proposition Organic Growth Operational Optimization Strategic Capital Decisions Global M&A Platform Strong record of winning new customers and expanding existing relationships resulting in growth Driving enhanced profitability and return on capital through operational efficiencies, disciplined cost management and portfolio optimization Active balance sheet management and robust cash flow create financial flexibility and capital allocation opportunities Solid history of strategic acquisitions in advantageous geographies, sectors and product lines as well as a healthy pipeline of opportunities

Strong Record of Customer Contract Wins and Renewals – Yields Growth Opportunities Existing & New MRO Contract Customers Expand sales by adding scope, cross-selling products, project activity and continued account penetration Capitalize on MRC Global’s superior customer service & broad offering to win additional MRO contracts Approximately 52% of sales are from our top 25 customers “Next 75” Customers Drive share with targeted growth accounts through focused sales efforts and exceptional customer service Continue to Expand the Integrated Supply Business Approx. $700 million in TTM revenue Gas distribution $350 million Refining & Upstream $350 million Expand Global Chemical and Valves business Valves, automation, measurement and instrumentation goal of 40% of total revenue in 2017 Customer Geography Term LyondellBasell U.S. 3 years PBF U.S. 5 years Chevron Thailand 5 years BASF North America 3 Years The Chemours Company U.S. 5 Years Chevron Gulf of Mexico U.S. Evergreen Shell Australia 5 Years Statoil Norway Project Selected Recent Contract Wins and Renewals

Expanding Higher Margin Product Offerings Increases Growth Opportunities and Profitability Weight product mix to higher margin products - Generate 40% of revenue from valves and technical products (valves, automation, measurement & instrumentation) Organic growth through expanded product offerings, further penetration of customers and markets with a focus on downstream chemical markets Future M&A targeted toward higher margin products and downstream Expanded higher margin product offerings from Cameron brand valves, measurement and instrumentation Valves – Global Enterprise Distributor Program (EDP) with Cameron for additional valves across upstream, midstream & downstream Measurement & Instrumentation (M&I) – Exclusive EDP with Cameron for M&I products in North America Includes 1,300 new SKUs Opportunity to expand to midstream and downstream customers Expected 2017 annual incremental revenue $125-150 million

End Market Growth Opportunities Global E&P Spending1 Source: Evercore 2017 E&P Spending Outlook. Source: Pipeline Safety and Hazardous Materials Administration. Wall Street Journal article titled “Gas-Pipeline Operators Sweat Test”, September 8, 2011 for the 10 states with the most miles of natural-gas pipeline built before 1970. Source: Industrial Info Resources: February 2017. Asia excludes China. Global Refining & Chemical Spend3 $ billions $ billions Upstream Midstream Downstream 63% Built Before 1970 37% Built After 1970 Aging U.S. Infrastructure - Legislation To Drive Pipeline Replacement & Additional Automated Valve Sales2

Actively Managing Costs Working Capital Management Focus on Optimizing Operations Continue focus on optimizing working capital investment Reduced the gap between days sales outstanding (DSO) and days payable outstanding to 3 days Generated $943 million in operating cash flow since 2014. Expect to maintain capital efficiency with working capital as a percentage of revenue approximately 20% Management team with average experience > 30 years; strong track record of actively managing costs Successfully executed cost reduction measures in downturn Expect modest headcount increases in 2017 commensurate with growth expectations Excludes cash. All periods have been restated to reflect the 1Q 2016 adoption of a new accounting standard, which resulted in the classification of all deferred taxes as non-current. Reduction = 31% from peak Reduction = 61% from peak Actively Managing SG&A Costs Optimizing Net Working Capital1 $ millions $ millions

Strategic Capital Decisions Support Growth Investing and Financing cash flows from 2010 through 2016. Net Financing equals the total issuance less repayment of debt and equity excluding share repurchases. Effectively Positioning the Balance Sheet … Significant reduction in total debt from: Strong cash flow generation Perpetual convertible preferred stock issuance Advantageous debt agreements with favorable terms, low interest rate and 2019 maturities Favorable liquidity position of $534 million Net leverage expected to decrease as EBITDA increases in 2017 … For Capital Deployment Opportunities Organic growth initiatives Investments in products and technology to drive share gains Debt repayment $1.12 billion Reduced net debt $972 million in 2015 and $145 million in 2016 Accretive M&A 40% of cash flow deployed on M&A since 2010 Opportunistic share repurchases: $125 million authorization Repurchased $107 million through 2016 Use of Cash Flow (2010 – 2016¹) Net Leverage

13 | Investor Presentation

MRC Global

Global Platform For Continued M&A

North American Consolidation

- Merger of McJunkin and Red Man created the largest PVF distributor to energy companies in the world
- Augmented North American platform through seven bolt-on acquisitions and organic growth

+

Global Acquisitions

- Acquired Transmark in 2009 as a platform for international expansion
- Expanded markets served and enhanced product portfolio through several subsequent acquisitions
- Acquired Stream in 2014, which added a differentiated offshore production facility capability and provided expertise to grow in offshore markets

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Differentiated Position

- Global service capability enables expanded relationships with customers and organic growth opportunity
- Diversified across the energy infrastructure complex, serving upstream, midstream and downstream customers

Targeted Sectors

- Continue to target global assets and build scale with a focus on downstream, MRO, alloys & valves

Strategic Acquisitions

Date	Company Acquired	Country	Revenue ($ million)[1]
Oct-08	LaBarge	U.S.	$ 233
Oct-09	Transmark	Europe and Asia	346
May-10	South Texas Supply	U.S	9
Aug-10	Dresser Oil Tools Supply	U.S	13
Jun-11	Stainless Pipe and Fittings	Australia / SE Asia	91
Jul-11	Valve Systems and Controls	U.S	13
Mar-12	OneSteel Piping Systems	Australia	174
Jun-12	Chaparral Supply	U.S	71
Dec-12	Production Specialty Services	U.S	127
Jul-13	Flow Control Products	U.S	28
Dec-13	Flangefitt Stainless	United Kingdom	24
Jan-14	Stream	Norway	271
May-14	MSD Engineering	Singapore & SE Asia	26
Jun-14	HypTeck	Norway	38
			$ 1.46+ Billion

1. Reflects reported revenues for the year of acquisition or 2013 for Stream, MSD and HypTeck.

Y-o-Y Growth 61% 29% (17%) 10% (45%) (68%) Y-o-Y Growth 28% 24% (5%) 11% (27%) (36%) Sales Adjusted Gross Profit and % Margin1 Adjusted EBITDA and % Margin1 7.0% 8.5% ($ millions, except per share data) 5.8% 7.5% 8.3% 7.4% 7.1% 5.2% 2.5% Diluted EPS 17.2% 17.6% 19.0% 19.3% 18.9% 18.0% 17.2% Financial Performance Y-o-Y Growth 26% 15% (6%) 13% (24%) (33%) Y-o-Y Growth Diluted EPS (156%) 259% 21% (5%) NM 67% See reconciliation of non-GAAP measures to GAAP measures in the appendix Includes $45 million of non-cash, pre-tax charges recorded in cost of goods sold related to a restructuring of our Australian business and market conditions in Iraq as well as an increase in reserves for excess and obsolete inventory in the U.S. and Canada as a result of the current market outlook for certain products. Excluding these charges, Adjusted Gross Profit would be $568 million (18.7%). 2

Total Debt Capital Structure Cash Flow from Operations Net Working Capital as % of Sales2 ($ millions) December 31, 2016 Cash and Cash Equivalents $ 109 Total Debt (including current portion): Term Loan B due 2019, net of discount & deferred financing costs $ 414 Global ABL Facility due 2019 - Total Debt $ 414 Preferred stock 355 Common stockholders’ equity 763 Total Capitalization $ 1,532 Liquidity $ 534 Strong Balance Sheet Provides Financial Flexibility Multiples represent Net Debt / trailing twelve months EBITDA. Working capital defined as Current Assets (excluding Cash) – Current Liabilities. Sales are on trailing twelve months basis. Y-o-Y Growth 30.8% 13.1% (9.0%) 39.7% (39.7%) 5.8x 4.1x 2.6x 2.5x 3.4x 1.9x 4.0x Net Leverage1:

Market Leader in PVF Distribution, Serving Critical Function to the Energy Industry Diversified Across Sectors, Regions and Customers Differentiated Global Platform Creates Customer Value Counter-cyclical Cash Flow and Strong Balance Sheet Organic Growth Potential from Existing Business, Supported by Long-term Secular Growth from Global Energy Demand Proven History of Driving Continuous Productivity Improvements to Deliver Industry Leading Margins Industry Consolidator with Proven Success in Acquiring and Integrating Businesses World-class Management Team with Significant Distribution and Energy Experience Compelling Long-Term Investment

Appendix

Financial Outlook 2017 Outlook Revenue Profitability / Cash flows 2017 annual – up 10-20% over 2016 Adjusted Gross Margin – 18.5% (mid-point) By sector SG&A - $125/qtr (average) Upstream – up 15-25% 2Q & 3Q above average Midstream – up 10-20% Tax rate – 38% annual Downstream – up 5-15% Capital expenditures – $32 million By segment Cash flow from operations – modest U.S. & International – double digit percentages Canada – mid-single digit percentages Sequential 1Q17 – up high single digit to low double digit percentages

19 | Investor Presentation

MRC Global

Adjusted EBITDA Reconciliation

($ millions)	Year ended December 31						
	2016	2015	2014	2013	2012	2011	2010
Net (loss) income	$(83)	$(331)	$144	$152	$118	$29	$(52)
Income tax (benefit) expense	(8)	(11)	82	85	64	27	(23)
Interest expense	35	48	62	61	113	137	140
Depreciation and amortization	22	21	22	22	19	17	17
Amortization of intangibles	47	60	68	52	49	51	54
(Decrease) increase in LIFO reserve	(14)	(53)	12	(20)	(24)	74	75
Inventory-related charges	40	-	-	-	-	-	-
Goodwill & intangible asset impairment	-	462	-	-	-	-	-
Change in fair value of derivative instruments	(1)	1	1	(5)	(2)	(7)	5
Equity-based compensation expense	12	10	9	15	8	8	4
Severance & restructuring charges	20	14	8	1	-	1	3
Write-off of debt issuance costs	1	3	-	-	-	-	-
Litigation matter	-	3	-	-	-	-	-
Foreign currency losses (gains)	4	3	3	13	(1)	(1)	-
Loss on disposition of non-core product line	-	5	10	-	-	-	-
Insurance charge	-	-	-	2	-	-	-
Cancellation of executive employment agreement (cash portion)	-	-	3	-	-	-	-
Expenses associated with refinancing	-	-	-	5	2	9	-
Loss on early extinguishment of debt	-	-	-	-	114	-	-
Pension settlement	-	-	-	-	4	-	-
Legal and consulting expenses	-	-	-	-	-	10	4
Provision for uncollectible accounts	-	-	-	-	-	-	(2)
Joint venture termination	-	-	-	-	-	2	-
Other expense (income)	-	-	-	3	(1)	3	(1)
Adjusted EBITDA	**$75**	**$235**	**$424**	**$386**	**$463**	**$360**	**$224**

Adjusted Gross Profit Reconciliation Year ended December 31 ($ millions) 2016 2015 2014 2013 2012 2011 2010 Gross profit $468 $786 $1,018 $955 $1,014 $708 $518 Depreciation and amortization 22 21 22 22 19 17 17 Amortization of intangibles 47 60 68 52 49 51 54 (Decrease) increase in LIFO reserve (14) (53) 12 (20) (24) 74 74 Adjusted Gross Profit $523 $814 $1,120 $1,009 $1,058 $850 $663

Pro Forma Revenue excluding OCTG Revenue Twelve months ended December 31 ($ millions) 2016 2015 2014 2013 2012 2011 2010 Revenue $3,041 $4,529 $5,933 $5,231 $5,571 $4,832 $3,846 Less: OCTG revenue 18 311 556 464 715 809 769 Pro forma revenue $3,023 $4,218 $5,377 $4,767 $4,856 $4,023 $3,077 Note: The OCTG business was sold February 2016. OCTG sales in 2016 are included in Line Pipe sales.